Summary Prospectus

dated July 1, 2015

1290 Funds Trust

1290 Multi-Alternative Strategies Fund – Class A (TNMAX), I (TNMIX) and R (TNMRX) Shares

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s current Prospectus and Statement of Additional Information (“SAI”), dated July 1, 2015, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.1290Funds.com/literature.php. You can also get this information at no cost by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com.

Investment Objective: Seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 Multi-Alternative Strategies Fund	Class A Shares		Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%		None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	[1]	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None		None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25		$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 Multi-Alternative Strategies Fund	Class A Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.50%
Other Expenses[2]	0.36%	0.36%	0.36%
Acquired Fund Fees and Expenses[2]	0.70%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.81%	1.56%	2.06%
Fee Waiver and/or Expense Reimbursement[3]	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.65%	1.40%	1.90%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]	Based on estimated amounts for the current fiscal year.
[3]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through June 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.40% for Class A shares, Class I shares and Class R Shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after June 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the expense limitation arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A Shares	$610	$976
Class I Shares	$143	$477
Class R Shares	$193	$630

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not commenced operations as of the date of this Prospectus, and therefore, its turnover rate during the most recent fiscal year is not available.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Fund pursues its investment objective by investing in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. Under normal market conditions, the Fund allocates substantially all of its assets to Underlying ETFs that invest primarily in non-traditional (alternative) asset categories and strategies. The Fund seeks to invest its assets among the Underlying ETFs to achieve a diversified exposure across multiple non-traditional (alternative) asset categories and strategies. The Fund’s weightings in these non-traditional (alternative) asset categories and strategies will be determined by 1290 Asset Managers® (the “Adviser”), the Fund’s investment adviser.

The non-traditional (alternative) asset categories and strategies of the Underlying ETFs in which the Fund currently expects to invest are as follows:

Absolute Return	Global Real Estate	Managed Futures	Multi Strategies
Commodities	Merger Arbitrage	Long/Short Equity	Convertible Securities
Real Return	Currency	Precious and Base Metals

The Adviser may allocate the Fund’s assets to additional non-traditional (alternative) asset categories and strategies in the future.

Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many non-traditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

Exchange-traded funds (“ETFs”) are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks.

The Adviser selects the Underlying ETFs in which to invest the Fund’s assets. In selecting Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying ETF could be assigned to more than one asset category (e.g., commodities and precious and base metals), the Adviser may, in its discretion, assign an Underlying ETF to one or more asset categories. The Adviser may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without shareholder approval. The Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Fund. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.

Principal Risks: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. Performance may be affected by one or more of the following risks. The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying ETFs for additional information about these risks.

Alternative Investments Risk: To the extent a Fund invests in Underlying ETFs that invest in alternative investments, the Fund will be subject to the risks associated with such investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform in accordance with expectation. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax profiles than traditional investments. The use of alternative investments may not achieve the desired effect.

Commodity Risk: Investments in certain issuers, especially resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause the Fund’s holdings to lose value. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods and weather, livestock disease and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a fund in convertible debt securities may not be subject to any ratings restrictions, although in such cases the fund’s investment manager may consider such ratings, and any changes in such ratings, in its determination of whether the fund should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Derivatives Risk: A Fund’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a fund could lose more than the principal amount invested. In addition, it may be difficult or impossible for the fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Fund. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a fund, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETF Risk: A fund that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Fund’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Fund is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Fund and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Fund invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Fund is subject to the risks associated with investing in such securities, such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit risk, foreign and emerging markets securities risk and noninvestment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contracts Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a fund and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the fund may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject a fund to leveraging risk.

Inflation-Indexed Bonds Risk: Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, a Fund may have no income at all from such investments.

Infrastructure Sector Risk: Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of the fund’s debt securities generally rises. Conversely, when interest rates rise, the value of a fund’s debt securities generally declines. A Fund with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a Fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to the Fund.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Fund leverages its holdings, the value of an investment in that fund will be more volatile and all other risks will tend to be compounded. For example, a Fund may take on leveraging risk when it engages in derivatives transactions, invests collateral from securities loans or borrows money. A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that the rise in the value of a Fund’s non-derivative investments could be offset by a decline in the value of the fund’s investments in derivatives. In either scenario, a Fund may experience losses. In a market where the value of a fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses.

Listed Private Equity Company Risk: Listed private equity companies include publically traded vehicles whose purpose is to invest in privately held companies. Generally, little public information exists for privately held companies, and there is a risk that investors may not be able to make a fully informed investment decision. Investing in less mature privately held companies involves greater risk than investing in well-established, publically-traded companies.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact the market as a whole.

Mid-Cap and Small-Cap Company Risk: A Fund’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and a fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

New Fund Risk: The Fund is newly established and, as of the date of this Prospectus, has no operating history. The Fund may not be successful in implementing its investment strategy or may not employ a successful investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized it may not be pursuing its investment objective or executing its principal investment strategies.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch, and Ba or lower by Moody’s or, if unrated, are deemed to be of comparable quality by a fund’s investment manager) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Portfolio Management Risk: The risk that strategies used by an investment manager and its securities selections fail to produce the intended results.

Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a fund or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Risks Related to Investments in Underlying ETFs: A fund that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Fund’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Fund is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Fund and the Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Fund invests in Underlying ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Fund is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an Underlying ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

Special Situations Risk: The Fund may seek to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Fund would lose money. It is also possible that an investment manager’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period.

Risk/Return Bar Chart and Table

The Fund is newly offered. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Fund are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	July 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	July 2015
Xavier Poutas, CFA®	Assistant Portfolio Manager of the Adviser	July 2015
Adam M. Cohen, CFA®	Assistant Portfolio Manager of the Adviser	July 2015

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), or by mail (1290 Funds, PO Box 8947, Boston, MA 02266-8947). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	I Class	R Class
Minimum Initial Investment	$2,000 for all accounts except: • $1,000 for ce rtain fee-based programs • $1,000, if establishing an Automatic Bank Draft Plan • No minimum for certain employer-sponsored retirement plans

$1,000,000 for certain institutions and individuals

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund

No minimum
Minimum Additional Investment	$100 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions may be subject to federal income tax and may be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to federal income tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s web site for more information.

MASF